Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Merger Aribitrage Fund

Investor Class
(Trading Symbol: MMAJX)

Institutional Class
(Trading Symbol: MMAQX)

a series of Series Portfolios Trust

Supplement dated July 16, 2021 to the Summary Prospectus,
Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2021 and as may be supplemented from time to time (the “Supplement”)

Based upon the recommendation of Magnetar Asset Management, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) of the MProved Systematic Merger Arbitrage Fund (the “Fund”), a series of the Trust. Pursuant to the Plan of Liquidation, the Fund will be liquidated on or around September 30, 2021 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.

The Plan of Liquidation determines the manner in which the Fund will be liquidated. Pursuant to the Plan of Liquidation and in anticipation of the Liquidation, effective as of the close of business on August 31, 2021, the Fund is closed to new investments, other than purchases made through an automatic investment program or the reinvestment of any dividends and/or distributions. In addition, two weeks before the Liquidation Date the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Fund will bear all transaction costs incurred in connection with the liquidation of the Fund’s assets. The Adviser will bear all other expenses incurred in carrying out the Plan of Liquidation. Although the Fund will be closed to new investments as of the close of business on August 31, 2021, shareholders may voluntarily redeem their shares before the Liquidation Date. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets at the close of business on the Liquidation Date, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. In connection with liquidation of the Fund, the redemption fee of 2.00% imposed on shares redeemed within 30 days of purchase is waived for redemptions of Fund shares that occur after the date of this supplement.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the Liquidation that are relevant to your specific situation.

Please contact the Fund at 833-MPROVED (833-677-6833) if you have any questions.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.